UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2007

                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact name of Registrant as specified in charter)


        CALIFORNIA                   0-14266                   95-2746949
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification Number)

                         9595 WILSHIRE BLVD., SUITE 700
                         BEVERLY HILLS, CALIFORNIA 90212
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 248-3655


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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THIS CURRENT REPORT ON FORM 8-K AND OTHER REPORTS FILED BY THE  REGISTRANT  FROM
TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS") CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE REGISTRANT'S
MANAGEMENT,  AS WELL  AS  ESTIMATES  AND  ASSUMPTIONS  MADE BY THE  REGISTRANT'S
MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "FUTURE", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE REGISTRANT OR THE REGISTRANT'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE REGISTRANT WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE REGISTRANT'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE REGISTRANT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         During the period January 1, 2006 through February 9, 2007, Registrant issued an aggregate of 184,625,000 shares of its common stock (the "Shares"). Such issuances were not registered under the Securities Act of 1933 as amended (the "Act"). The offer and sale of the Shares is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Rule 506 insofar as: (1) the recipients are all accredited within the meaning of Rule 501(a); (2) the transfer of the Shares was restricted by the Registrant in accordance with Rule 502(d); (3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b) after taking into consideration all prior investors under Section 4(2) of the Securities Act within the six months preceding the transaction; and (4) the offer and sale of the Shares was not effected through any general solicitation or general advertising within the meaning of Rule 502(c).

         Of the 184,625,000 Shares issued, 166,000,000 Shares were issued at a price of $0.006 per share and 18,625,000 Shares were issued at a price of $0.0004 per share. The Shares were issued in consideration of the surrender and cancellation of indebtedness owed from the Registrant to certain of the recipients and in consideration of consulting services rendered to the Registrant by certain of the recipients. There was no cash consideration for the issuances. A total of $674,500 of indebtedness what canceled in exchange for the Shares and the balance of the Share were issued for consulting services.

         Of the 184,625,000 shares, 100,000,000 were issued to Mr. Jacques Tizabi, the Registrant's Chief Executive Officer and director. Mr. Tizabi has reported this issuance to him on a Form 4 filed with the Securities and Exchange Commission. The Shares were issued to Mr. Tizabi in exchange for the surrender and cancellation of indebtedness owed by the Registrant to Mr. Tizabi in the amount of $600,000.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

None.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2007


                                        UNIVERSAL DETECTION TECHNOLOGY

                                        By: /S/  JACQUES TIZABI
                                            ----------------------------
                                            Jacques Tizabi
                                            Chief Executive Officer


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